FOR IMMEDIATE RELEASE June 24, 2025 Warner Bros. Discovery Announces Early Participation Results of Previously Announced Cash Tender Offers New York, New York — Warner Bros. Discovery, Inc. (“Warner Bros. Discovery” or the “Company”) today announced the early participation results of the previously announced tender offers (the “Offers”) by its wholly-owned subsidiaries, Discovery Communications, LLC (“DCL”), WarnerMedia Holdings, Inc. (“WMH”), Warner Media, LLC (“WML”) and Historic TW, Inc. (“TWI” and, together with DCL, WMH and WML, the “Issuers”), to purchase for cash substantially all of their outstanding notes and debentures (collectively, the “Notes”). Capitalized terms used but not defined in this press release have the meanings given to them in the Offer to Purchase and Consent Solicitation Statement, dated June 9, 2025 (the “Offer to Purchase and Consent Solicitation Statement”). The Offers were commenced on June 9, 2025 and are being made pursuant to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement. According to information provided by the Tender and Information Agent (as defined herein) for the Offers, the following table presents the aggregate principal amount of each series of Notes that were validly tendered and not validly withdrawn as of the Early Tender Deadline, as well as the aggregate principal amount of each series of Notes with respect to which Consent Only Instructions were validly delivered and not validly revoked prior to the Consent Expiration Time. As previously disclosed, as of 5:00 p.m., New York City time, on June 13, 2025, the Issuers had received the Requisite Consents for the adoption of certain proposed amendments to each of the Indentures (“Proposed Amendments”) governing the Notes and, promptly thereafter, the applicable Issuer and the applicable Trustee entered into supplemental indentures relating to such Proposed Amendments to the applicable Indentures governing the Notes. Such supplemental indentures became effective upon execution and will become operative on the Early Settlement Date (as defined below). In accordance with the terms of the Offers and Consent Solicitations, the withdrawal deadline was 5:00 p.m., New York City time, on June 23, 2025. As a result, tendered Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law. Tender Offers / Consent Solicitations Issuer Title of Security CUSIP No./ Common Code & ISIN Aggregate Principal Amount Outstanding Pool Tender Caps (excluding Accrued Interest) (1) Pool Tender SubCaps (excluding Accrued Interest) (1) Acceptance Priority Level(1) Aggregate Principal Amount of Notes with Consent Only Instructions Delivered & Not Revoked Prior to Consent Expiration Time(2) Aggregate Amount of Notes Tendered & Not Withdrawn Prior to Consent Expiration Time (3) Aggregate Amount of Notes Tendered Prior to the Consent Expiration Time & Not Withdrawn Prior to the Early Tender Deadline(4)(6) Aggregate Amount of Notes Tendered After Consent Expiration Time & Not Withdrawn Prior to Early Tender Deadline (5)(6) Pool 1 Notes DCL 4.900% Senior Notes due 2026 25470DAL3 / US25470DAL38 $650,000,000 $3,750,000, 000 N/A 1 N/A $516,541,000 $516,522,0 00 $31,614,000 1.90% Senior Notes due 2027 111729824 / XS1117298247 €600,000,000 N/A 2 N/A €463,042,000 €462,942,0 00 €52,773,000 WMH 3.755% Senior Notes due 2027 55903VBA0 / US55903VBA08 55903VAG8 / US55903VAG86 U55632AD2 / USU55632AD24 $4,000,000,000 N/A 3 N/A $3,780,983,0 00 $3,780,963, 000 $94,031,000 Pool 2 Notes WMH 4.302% Senior Notes due 2030 282180553 / XS2821805533 €650,000,000 €800,000,0 00 N/A 1 €1,200,000 €580,409,000 €579,909,0 00 €16,836,000 4.693% Senior Notes due 2033 272162115 / XS2721621154 €850,000,000 N/A 1 €4,558,000 €768,981,000 €768,981,0 00 €17,390,000 Pool 3 Notes DCL 3.950% Senior Notes due 2028 25470DAR0 / US25470DAR08 $1,700,000,000 $1,000,000, 000 $300,000,0 00 1 N/A $1,554,607,0 00 $1,554,591, 000 $26,160,000 4.000% Senior Notes due 2055 25470DBL2 / US25470DBL29 25470DBK4 / US25470DBK46 U25478AH8 / USU25478AH87 $404,843,000 N/A 2 $74,803,000 $312,629,000 $312,629,0 00 $10,602,000 4.650% Senior Notes due 2050 25470DBH1 / US25470DBH17 $302,548,000 N/A 3 $22,370,000 $270,897,000 $270,897,0 00 $174,000 5.200% Senior 25470DAT6 / $604,594,000 N/A 4 $103,168,000 $435,965,000 $435,745,0 $21,212,000

Tender Offers / Consent Solicitations Issuer Title of Security CUSIP No./ Common Code & ISIN Aggregate Principal Amount Outstanding Pool Tender Caps (excluding Accrued Interest) (1) Pool Tender SubCaps (excluding Accrued Interest) (1) Acceptance Priority Level(1) Aggregate Principal Amount of Notes with Consent Only Instructions Delivered & Not Revoked Prior to Consent Expiration Time(2) Aggregate Amount of Notes Tendered & Not Withdrawn Prior to Consent Expiration Time (3) Aggregate Amount of Notes Tendered Prior to the Consent Expiration Time & Not Withdrawn Prior to the Early Tender Deadline(4)(6) Aggregate Amount of Notes Tendered After Consent Expiration Time & Not Withdrawn Prior to Early Tender Deadline (5)(6) Notes due 2047 US25470DAT63 00 5.300% Senior Notes due 2049 25470DBG3 / US25470DBG34 $279,031,000 N/A 5 $15,495,000 $249,468,000 $248,458,0 00 $798,000 4.875% Senior Notes due 2043 25470DAJ8 / US25470DAJ81 $219,974,000 N/A 6 N/A $142,017,000 $142,017,0 00 $7,948,000 4.95% Senior Notes due 2042 25470DAG4 / US25470DAG43 $225,508,000 N/A 7 N/A $130,643,000 $130,643,0 00 $34,919,000 5.000% Senior Notes due 2037 25470DAS8 / US25470DAS80 $548,132,000 N/A 8 N/A $454,862,000 $454,862,0 00 $3,830,000 6.350% Senior Notes due 2040 25470DAD1 / US25470DAD12 $664,475,000 N/A 9 N/A $443,656,000 $443,529,0 00 $68,859,000 Pool 4 Notes WMH 4.279% Senior Notes due 2032 55903VBC6 / US55903VBC63 55903VAL7 / US55903VAL71 U55632AF7 / USU55632AF71 $5,000,000,000 $8,000,000, 000 $1,750,000, 000 1 N/A $4,649,260,0 00 $4,649,260, 000 $97,808,000 5.391% Senior Notes due 2062 55903VBF9 / US55903VBF94 55903VAS2 / US55903VAS25 U55632AJ9 / USU55632AJ93 $3,000,000,000 N/A 2 $34,938,000 $2,912,177,0 00 $2,912,177, 000 $21,891,000 5.141% Senior Notes due 2052 55903VBE2 / US55903VBE20 55903VAQ6 / US55903VAQ68 U55632AH3 / USU55632AH38 $7,000,000,000 N/A 3 $80,000,000 $6,821,635,0 00 $6,820,893, 000 $60,854,000 5.050% Senior Notes due 2042 55903VBD4 / US55903VBD47 55903VAN3 / US55903VAN38 U55632AG5 / USU55632AG54 $4,301,142,000 N/A 4 N/A $4,122,557,0 00 $4,121,969, 000 $127,766,000 Pool 5 Notes TWI 8.30% Discount Debentures due 2036 887315AZ2 / US887315AZ25 $155,992,000 No Cap N/A N/A $22,630,000 $127,493,000 $127,493,0 00 $21,937,000 6.85% Debentures due 2026 887315BB4 / US887315BB48 $16,557,000 N/A N/A $15,000 $14,966,000 $14,966,00 0 $10,000 6.95% Debentures due 2028 887315BM0 / US887315BM03 $66,560,000 N/A N/A N/A $16,371,000 $16,371,00 0 $30,777,000 6.625% Debentures due 2029 887315BN8 / US887315BN85 $62,315,000 N/A N/A N/A $10,421,000 $10,421,00 0 $27,538,000 WML 3.875% Notes due 2026 887317AZ8 / US887317AZ80 $29,539,000 N/A N/A N/A $180,000 $180,000 $9,152,000 2.95% Notes due 2026 887317BA2 / US887317BA21 $43,154,000 N/A N/A N/A $621,000 $621,000 $26,338,000 3.80% Notes due 2027 887317BB0 / US887317BB04 $54,101,000 N/A N/A N/A $8,472,000 $8,472,000 $11,674,000 7.625% Debentures due 2031 00184AAC9 / US00184AAC99 $155,327,000 N/A N/A N/A $5,100,000 $5,100,000 $117,709,000 7.700% Debentures due 2032 00184AAG0 / US00184AAG04 $139,022,000 N/A N/A N/A $17,265,000 $17,265,00 0 $82,715,000

Tender Offers / Consent Solicitations	Issuer	Title of Security	CUSIP No./ Common Code & ISIN	Aggregate Principal Amount Outstanding	Pool Tender Caps (excluding Accrued Interest)[1]	Pool Tender SubCaps (excluding Accrued Interest)[1]	Acceptance Priority Level[1]	Aggregate Principal Amount of Notes with Consent Only Instructions Delivered & Not Revoked Prior to Consent Expiration Time[2]	Aggregate Amount of Notes Tendered & Not Withdrawn Prior to Consent Expiration Time[3]	Aggregate Amount of Notes Tendered Prior to the Consent Expiration Time & Not Withdrawn Prior to the Early Tender Deadline[4][6]	Aggregate Amount of Notes Tendered After Consent Expiration Time & Not Withdrawn Prior to Early Tender Deadline[5][6]
		6.50% Debentures due 2036	887317AD7 / US887317AD78	$15,496,000		N/A	N/A	N/A	$1,240,000	$1,240,000	$8,433,000
		6.200% Debentures due 2040	887317AE5 / US887317AE51	$23,805,000		N/A	N/A	N/A	—	—	$21,668,000
		6.10% Debentures due 2040	887317AH8 / US887317AH82	$38,861,000		N/A	N/A	N/A	$2,125,000	$2,125,000	$29,870,000
		6.25% Debentures due 2041	887317AL9 / US887317AL94	$68,153,000		N/A	N/A	N/A	—	—	$67,058,000
		5.375% Debentures due 2041	887317AM7 / US887317AM77	$13,183,000		N/A	N/A	N/A	—	—	$8,912,000
		4.90% Debentures due 2042	887317AP0 / US887317AP09	$18,533,000		N/A	N/A	N/A	—	—	$14,067,000
		5.35% Debentures due 2043	887317AS4 / US887317AS48	$29,840,000		N/A	N/A	N/A	$22,000	$22,000	$21,429,000
		4.65% Debentures due 2044	887317AU9 / US887317AU93	$11,087,000		N/A	N/A	N/A	—	—	$7,011,000
		4.85% Debentures due 2045	887317AX3 / US887317AX33	$4,833,000		N/A	N/A	N/A	—	—	$1,778,000

Tender Offers / Consent Solicitations	Issuer	Title of Security	CUSIP No./ Common Code & ISIN	Aggregate Principal Amount Outstanding	Pool Tender Caps (excluding Accrued Interest)[1]	Pool Tender SubCaps (excluding Accrued Interest)[1]	Acceptance Priority Level[1]	Aggregate Principal Amount of Notes with Consent Only Instructions Delivered & Not Revoked Prior to Consent Expiration Time[2]	Aggregate Amount of Notes Tendered & Not Withdrawn Prior to Consent Expiration Time[3]	Aggregate Amount of Notes Tendered Prior to the Consent Expiration Time & Not Withdrawn Prior to the Early Tender Deadline[4][6]	Aggregate Amount of Notes Tendered After Consent Expiration Time & Not Withdrawn Prior to Early Tender Deadline[5][6]
Pool 6 Notes Consent Solicitation Only	DCL	4.125% Senior Notes due 2029	25470DBF5 / US25470DBF50	$750,000,000	N/A	N/A	N/A	$662,268,000	N/A	N/A	N/A
		3.625% Senior Notes due 2030	25470DBJ7 / US25470DBJ72	$1,000,000,000		N/A	N/A	$917,517,000	N/A	N/A	N/A
	WMH	4.054% Senior Notes due 2029	55903VBB8 / US55903VBB80 55903VAJ2 / US55903VAJ26 U55632AE0 / USU55632AE07	$1,500,000,000		N/A	N/A	$1,364,619,000	N/A	N/A	N/A

(1) The Pool Tender Caps represent the maximum aggregate purchase price in respect of a Pool that may be purchased in the Offers. The Pool Tender SubCaps represent the maximum aggregate purchase price in respect of DCL's 3.950% Senior Notes due 2028 and WMH's 4.279% Senior Notes due 2032 that may be purchased in the Offers, respectively. To determine whether the Pool 1 Tender Cap has been reached, we will convert into U.S. Dollars the applicable purchase price payable with respect to DCL's 1.90% Senior Notes due 2027 validly tendered using the applicable exchange rate, as of 2:00 p.m., New York City Time, on the date of the Early Tender Deadline, as reported on the Bloomberg screen page "BFIX" under the heading "EUR/USD Fixings" (or, if such screen is unavailable, a generally recognized source for currency quotations selected by the Lead Dealer Managers (as defined herein) with quotes as of a time as close as reasonably possible to the aforementioned).Subject to the Pool Tender Caps, the Pool Tender SubCaps and proration, the principal amount of each series of Notes that is purchased in the Offers and Consent Solicitations will be determined in accordance with the applicable Acceptance Priority Level (in numerical priority order with 1 being the highest Acceptance Priority Level and 9 being the lowest). Notes of the series in the last applicable Acceptance Priority Level within the applicable Tender Pool accepted for purchase in accordance with the terms and conditions of the Offers would be subject to proration (rounded to avoid the purchase of Notes in a principal amount other than in an integral multiple of $1,000 or €1,000, as applicable) if the aggregate purchase price (excluding Accrued Interest) of the Notes of such series validly tendered and not validly withdrawn would cause the Pool Tender Cap or the Pool Tender SubCap, as applicable, to be exceeded. Holders of the Notes described under Pool 1, Pool 2, Pool 3 and Pool 4 that validly delivered and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time, but whose Notes were not accepted in full or at all due to proration, will be eligible to receive amended notes in lieu of the Notes that were not accepted in full due to proration ("**Amended Notes**") which will provide such holders the option to receive an additional cash payment or Junior Lien Exchange Notes, subject to the terms and conditions described in the Offer to Purchase and Consent Solicitation Statement. Such holders will be eligible to receive Amended Notes so long as such holders have not withdrawn their Tender Instructions following the Consent Expiration Time. Holders of the Notes described under Pool 1, Pool 2, Pool 3 and Pool 4 that validly delivered their Tender Instructions after the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Early Tender Deadline, but whose Notes were not accepted in full or at all due to proration, will have their Notes promptly returned to their account.

(2) Holders of Notes that validly delivered and did not validly revoke Consent Only Instructions at or prior to the Consent Expiration Time are eligible to receive a Consent Payment. Refer to our press release dated June 16, 2025 for more information regarding the applicable Consent Payment for a series of Notes. In addition, holders of Pool 2 Notes and Pool 6 Notes that validly delivered and did not validly revoke their Consent Only Instructions at or prior to the Consent Expiration Time will be eligible to receive Amended Notes, subject to the terms and conditions described in the Offer to Purchase and Consent Solicitation Statement. Such holders will be eligible to receive Amended Notes so long as such holders have not changed their Consent Only Instructions following the Consent Expiration Time. (3) Holders of Pool 1 Notes, Pool 2 Notes, 2028 Notes, 2047 Notes, 2049 Notes, 2050 Notes, 2052 Notes, 2055 Notes and 2062 Notes (collectively, the “Tendered Consent Fee Eligible Notes”) that validly delivered and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time are eligible to receive a Consent Payment. Refer to our press release dated June 16, 2025 for more information regarding the applicable Consent Payment for a series of Notes. (4) Holders of Notes that validly delivered their Tender Instructions prior to the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Early Tender Deadline are eligible to receive the Total Consideration as described below and, in the case of Tendered Consent Fee Eligible Notes, a Consent Payment. (5) Holders of Notes that validly delivered their Tender Instructions after the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Early Tender Deadline are eligible to receive the Total Consideration as described below. (6) For each series of Notes, the aggregate amount of Notes validly tendered and not validly withdrawn at or prior to the Early Tender Deadline is the sum of the figures set forth under the columns titled “Aggregate Amount of Notes Tendered Prior to the Consent Expiration Time & Not Withdrawn Prior to the Early Tender Deadline” and “Aggregate Amount of Notes Tendered After Consent Expiration Time & Not Withdrawn Prior to Early Tender Deadline.” The Total Consideration for each series of Notes (other than for TWI’s 6.95% Debentures due 2028, TWI’s 6.625% Debentures due 2029, WML’s 3.875% Notes due 2026, WML’s 2.95% Notes due 2026, WML’s 3.80% Notes due 2027, WML’s 7.625% Debentures due 2031, WML’s 7.700% Debentures due 2032, WML’s 6.50% Debentures due 2036, WML’s 6.20% Debentures due 2040, WML’s 6.10% Debentures due 2040, WML’s 6.25% Debentures due 2041, WML’s 5.375% Debentures due 2041, WML’s 4.90% Debentures due 2042, WML’s 5.35% Debentures due 2043, WML’s 4.65% Debentures due 2044 and WML’s 4.85% Debentures due 2045 (collectively, the “TWI Fixed Price Notes”)) validly tendered at or prior to the Early Tender Deadline and accepted for purchase will be calculated using the applicable Fixed Spread (as set forth on the cover page of the Offer to Purchase and Consent Solicitation), which is inclusive of an amount in cash equal to $50 per $1,000 principal amount or €50 per €1,000 principal amount, as applicable, of Notes for each series (the “Early Tender Premium”). The Total Consideration for each series of the TWI Fixed Price Notes validly tendered at or prior to the Early Tender Deadline and accepted for purchase will be $1,000 per $1,000 principal amount of TWI Fixed Price Notes, which is inclusive of the Early Tender Premium for such TWI Fixed Price Notes in an amount in cash equal to $50 per $1,000 principal amount of TWI Fixed Price Notes. Only Holders that validly tendered their Notes and did not validly withdraw their Notes at or prior to the Early Tender Deadline are eligible to receive the Early Tender Premium. Payments for Notes purchased will include accrued and unpaid interest, if any, from and including the last interest payment date applicable to the relevant series of Notes up to, but not including, the Settlement Date for such Notes accepted for purchase. Holders of Tendered Consent Fee Eligible Notes that validly delivered and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time are eligible to receive a Consent Payment. In addition, holders of the Notes that validly delivered and did not validly revoke Consent Only Instructions at or prior to the Consent Expiration Time are eligible to receive a Consent Payment. The Total Consideration will be determined at 9:30 a.m., New York City time on June 24, 2025 and will be publicly announced by us through a press release. The Offers will expire at 5:00 p.m., New York City time, on July 9, 2025 (unless extended by us in our sole discretion or earlier terminated by the applicable Issuer, the “Expiration Time”). Because the Pool 1 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 1 Tender Cap, DCL and WMH do not expect to accept for purchase all Pool 1 Notes that have been validly tendered and not validly withdrawn prior to or at the Early Tender Deadline. Rather, subject to the Pool 1 Tender Cap and the Acceptance Priority Levels set forth in the table above, in each case as further described in the Offer to Purchase and Consent Solicitation Statement, DCL expects to accept for purchase all of the 4.900% Senior Notes due 2026 and 1.90% Senior Notes due 2027 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline, while WMH expects to accept for purchase the 3.755% Senior Notes due 2027 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline on a prorated basis using a proration factor to be announced following the determination of the Total Consideration. As described further in the Offer to Purchase and Consent Solicitation Statement, holders of the Pool 1 Notes that had validly delivered their Tender Instructions at or prior to the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time, but whose Notes were not accepted in full or at all due to proration, will be eligible to receive Amended Notes in lieu of the Notes that were not accepted in full or at all due to proration. Such holders will be eligible to receive Amended Notes so long as such holders have not withdrawn their Tender Instructions following the Consent Expiration Time. Holders of the Pool 1 Notes that had validly delivered their Tender Instructions after the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Early Tender Deadline, but whose Notes were not accepted in full or at all due to proration, will have their Notes promptly returned to their account. Additionally, because the Pool 1 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 1 Tender Cap, DCL and WMH do not expect to accept for purchase any Pool 1 Notes tendered after the Early Tender Deadline on the Early Settlement Date or any subsequent settlement date. Because the Pool 2 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 2 Tender Cap, WMH does not expect to accept for purchase all Pool 2 Notes that have been validly tendered and not validly withdrawn prior to or at the Early Tender Deadline. Rather, subject to the Pool 2 Tender Cap set forth in the table above, in each case as further described in the Offer to Purchase and Consent Solicitation Statement, WMH expects to accept for purchase the 4.302% Senior Notes due 2030 and 4.693% Senior Notes due 2033 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline each on a prorated basis using a proration factor to be announced following the determination of the Total Consideration. As described further in the Offer to Purchase and Consent Solicitation Statement, holders of the Pool 2 Notes that had validly delivered their Tender Instructions at or prior to the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time, but whose Notes were not accepted in full or at all due to proration, will be eligible to receive Amended Notes in lieu of the Pool 2 Notes that were not accepted in full or at all due to proration. Such holders will be eligible to receive Amended Notes so long as such holders have not withdrawn their Tender Instructions following the Consent Expiration Time. Holders of the Pool 2 Notes that had validly delivered their Tender Instructions after the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Early Tender Deadline, but whose Notes were not accepted in full or at all due to proration, will have their Notes promptly returned to their account. Additionally, because the Pool 2 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 2 Tender Cap, WMH does not expect to accept for purchase any Pool 2 Notes tendered after the Early Tender Deadline on the Early Settlement Date or any subsequent settlement date. Because the Pool 3 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 3 Tender Cap and, in the case of 3.950% Senior Notes due 2028 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline, the 2028 Notes SubCap. DCL does not expect to accept for purchase all Pool 3 Notes or 3.950% Senior Notes due 2028 that have been validly tendered and not validly withdrawn prior to or at the Early Tender Deadline. Rather, subject to the 2028 Notes SubCap with respect to 3.950% Senior Notes due 2028 set forth in the table above, as further described in the Offer to Purchase and Consent Solicitation Statement, DCL expects to accept the 3.950% Senior Notes due 2028 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline on a prorated basis using a proration factor to be announced following the determination of the Total Consideration. Further, subject to the Pool 3 Tender Cap, the Acceptance Priority Levels and the aforementioned 2028 Notes SubCap set forth in the table above, in each case as further described in the Offer to Purchase and Consent Solicitation Statement, DCL expects to accept for purchase all of the 4.000% Senior Notes due 2055 and 4.650% Senior Notes due 2050 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline, and DCL expects to accept for purchase the 5.200% Senior Notes due 2047 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline on a prorated basis using a proration factor to be announced following the determination of the Total Consideration. None of the other series of the Pool 3 Notes are expected to be accepted in the Offers. As described further in the Offer to Purchase and Consent Solicitation Statement, holders of the Pool 3 Notes that had validly delivered their Tender Instructions at or prior to the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time, but whose Notes were not accepted in full or at all due to proration, will be eligible to receive Amended Notes in lieu of the Pool 3 Notes that were not accepted in full or at all due to proration. Such holders will be eligible to receive Amended Notes so long as such holders have not withdrawn their Tender Instructions following the Consent Expiration Time. Holders of the Pool 3 Notes that had validly delivered their Tender Instructions after the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Early Tender Deadline, but whose Notes were not accepted in full or at all due to proration, will have their Notes promptly returned to their account. Additionally, because the Pool 3 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 3 Tender Cap, DCL does not expect to accept for purchase any Pool 3 Notes tendered after the Early Tender Deadline on the Early Settlement Date or any subsequent settlement date. Because the Pool 4 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 4 Tender Cap, and, in the case of 4.279% Senior Notes due 2032 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline, the 2032 Notes SubCap. WMH does not expect to accept for purchase all Pool 4 Notes or 4.279% Senior Notes due 2032 that have been validly tendered and not validly withdrawn prior to or at the Early Tender Deadline. Rather, subject to the 2032 Notes SubCap with respect to 4.279% Senior Notes due 2032 set forth in the table above, as further described in the Offer to Purchase and Consent Solicitation Statement, WMH expects to accept the 4.279% Senior Notes due 2032 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline on a prorated basis using a proration factor to be announced following the determination of the Total Consideration. Further, subject to the Pool 4 Tender Cap, the Acceptance Priority Levels and the 2032 Notes SubCap with respect to 4.279% Senior Notes due 2032 set forth in the table above, in each case as further described in the Offer to Purchase and Consent Solicitation Statement, WMH expects to accept for purchase all of the 5.391% Senior Notes due 2062 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline and WMH expects to accept for purchase the 5.141% Senior Notes due 2052 on a prorated basis using a proration factor to be announced following the determination of the Total Consideration. None of the 5.050% Senior Notes due 2042 are expected to be accepted in the Offers. As described further in the Offer to Purchase and Consent Solicitation Statement, holders of the Pool 4 Notes that had validly delivered their Tender Instructions at or prior to the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time, but whose Notes were not accepted in full or at all due to proration, will be eligible to receive Amended Notes in lieu of the Pool 4 Notes that were not accepted in full or at all due to proration. Such holders will be eligible to receive Amended Notes so long as such holders have not withdrawn their Tender Instructions following the Consent Expiration Time. Holders of the Pool 4 Notes that had validly delivered their Tender Instructions after the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Early Tender Deadline, but whose Notes were not accepted in full or at all due to proration, will have their Notes promptly returned to their account. Additionally, because the Pool 4 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 4 Tender Cap, WMH does not expect to accept for purchase any Pool 4 Notes tendered after the Early Tender Deadline on the Early Settlement Date or any subsequent settlement date. Consent Only Instructions will not be subject to proration, as described in the Offer to Purchase and Consent Solicitation Statement. In addition, since Pool 5 Notes are not subject to any Pool Tender Cap, Tender Instructions submitted with respect to Pool 5 Notes will not be subject to proration. The Issuers’ obligation to accept for purchase and to pay for the Notes validly tendered and not validly withdrawn pursuant to the Offers, and to pay for Consents validly delivered and not validly revoked pursuant to the Consent Solicitations, remains subject to the satisfaction or waiver of certain conditions, including a financing condition, which are more fully described in the Offer to Purchase and Consent Solicitation Statement. Subject to the satisfaction or waiver of such conditions (other than the Requisite Consent Condition), the Issuers intend to exercise their Early Settlement Right and (i) settle all Notes validly tendered and not validly withdrawn on or prior to the Early Tender Deadline and accepted for purchase, and (ii) pay for Consents validly delivered and not validly revoked prior to the Consent Expiration Time, on June 30, 2025 (the “Early Settlement Date”), in each case in accordance with the terms and conditions specified in the Offer to Purchase and Consent Solicitation Statement. The complete terms and conditions of the Offers and Consent Solicitations are set forth in the Offer to Purchase and Consent Solicitation Statement, along with any amendments and supplements thereto, which holders are urged to read carefully before making any decision with respect to the Offers. The Issuers have retained J.P. Morgan Securities LLC and J.P. Morgan Securities plc to act as the Lead Dealer Managers (the “Lead Dealer Managers”), and Evercore Group L.L.C. to act as Co-Dealer Manager (together with the Lead Dealer Managers, the “Dealer Managers”), in connection with the Offers and Consent Solicitations. Kirkland & Ellis LLP is serving as legal counsel to the Issuers and Simpson Thacher & Bartlett LLP is serving as legal counsel to the Dealer Managers. Copies of the Offer to Purchase and Consent Solicitation Statement may be obtained from D.F. King (the “Tender and Information Agent”), by phone at +1 (212) 931-0845 (banks and brokers) or +1 (800) 848-3410 (all others), by WBD@dfking.com or at www.dfking.com/WBD. Questions regarding the Offers may also be directed to the Lead Dealer Managers as set forth below: Lead Dealer Managers: J.P. Morgan Securities LLC As Sole Lead Dealer Manager for the Dollar Notes J.P. Morgan Securities plc As Sole Lead Dealer Manager for the Euro Notes 383 Madison Avenue New York, New York 10179 Collect: +1 (212) 834-4087 Toll-Free: +1 (866) 834-4666 Attn: Liability Management Desk 25 Bank Street Canary Wharf London E14 5JP United Kingdom Collect: +44 20 7134 2468 Attn: EMEA Liability Management Desk This press release must be read in conjunction with the Offer to Purchase and Consent Solicitation Statement. This press release and the Offer to Purchase and Consent Solicitation Statement contain important information which should be read carefully before any decision is made with respect to the Offers. You are recommended to seek your own legal, business, tax or other advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal advisor. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, commercial bank, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Offers and Consent Solicitations. None of the Issuers, the Tender and Information Agent or any of the Dealer Managers, nor any director, officer, employee, agent, legal counsel or affiliate of any such person, is acting for any holder of Notes, or will be responsible to any holder of Notes for providing any protections which would be afforded to its clients or for providing advice in relation to the Offers and Consent Solicitations, and, accordingly, none of the Tender and Information Agent or any of the Dealer Managers, nor any director, officer, employee, agent, legal counsel or affiliate of any such person, assumes any responsibility for the accuracy of any information concerning any of the Issuers, the Company or the Notes or any failure by any of the Issuers to disclose information with regard to the Issuers, the Company or the Notes which is material in the context of the Offers and Consent Solicitations and which is not otherwise publicly available. Subject to any restrictions under the Indentures following the Proposed Amendments becoming operative, and any limitations under the terms of the Junior Lien Exchange Notes (if issued), the Company or any of its subsidiaries or affiliates, including the Issuers, may from time to time following the Expiration Time acquire any Notes that remain outstanding in the open market, in privately negotiated transactions, through one or more additional tender offers, one or more exchange offers or otherwise, or may redeem Notes pursuant to the terms of the Indentures governing the Notes. Any future purchases or redemptions may be on the same terms or on terms that are more or less favorable to holders of Notes than the terms of the Offers. Any future purchases or redemptions by the Company or any of its subsidiaries or affiliates will depend on various factors existing at that time. There can be no assurance as to which, if any, of these alternatives (or combinations thereof) the Company or any of its affiliates will choose to pursue in the future. The effect of any of these actions may directly or indirectly affect the price of any Notes or Amended Notes that remain outstanding after the consummation or termination of the Offers. This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Offers are being made only by, and pursuant to the terms of, the Offer to Purchase and Consent Solicitation Statement. The Offers do not constitute an offer to buy or the solicitation of an offer to sell Notes in any jurisdiction in which such offer or solicitation is unlawful. The Offers are void in all jurisdictions where they are prohibited. In those jurisdictions where the securities, blue sky or other laws require the Offers to be made by a licensed broker or dealer, the Offers shall be deemed to be made on behalf of the Issuers by the Dealer Managers or one or more registered brokers or dealers licensed under the laws of such jurisdiction. None of the Issuers, the Tender and Information Agent, the Dealer Managers or any trustee for the Notes is making any recommendation as to whether holders should tender Notes in response to the Offers. Holders must make their own decision as to whether to tender any of their Notes (and, if so, the principal amount of Notes to tender). ### About Warner Bros. Discovery: Warner Bros. Discovery (Nasdaq: WBD) is a leading global media and entertainment company that creates and distributes the world’s most differentiated and complete portfolio of content and brands across television, film and streaming. Available in more than 220 countries and territories and 50 languages, Warner Bros. Discovery inspires, informs and entertains audiences worldwide through its iconic brands and products including: Discovery Channel, discovery+, CNN, DC, Eurosport, HBO, Max, HGTV, Food Network, OWN, Investigation Discovery, TLC, Magnolia Network, TNT, TBS, truTV, Travel Channel, MotorTrend, Animal Planet, Science Channel, Warner Bros. Pictures, Warner Bros. Television, Warner Bros. Games, New Line Cinema, Cartoon Network, Adult Swim, Turner Classic Movies, Discovery en Español, Hogar de HGTV and others. For more information, please visit www.wbd.com. Cautionary Statement Regarding Forward-Looking Information This press release contains certain “forward-looking statements.” Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. Forward-looking statements include, without limitation, statements about the settlement timeline of the Offers, the future company plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are risks relating to satisfaction of conditions to the Offers and Consent Solicitations, whether the Offers and Consent Solicitations will be consummated in accordance with the terms set forth in the Offer to Purchase and Consent Solicitation Statement or at all and the timing of any of the foregoing. The Company’s actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the Offers and Consent Solicitations. Discussions of additional risks and uncertainties are contained in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. The Company is not under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Investor Contacts: Investor.Relations@wbd.com 212-548-5882 Media Contacts: Robert Gibbs Robert.Gibbs@wbd.com 347-268-3017 Megan Klein Megan.Klein@wbd.com Source: Warner Bros. Discovery, Inc.